Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER dated as of March 31st, 2012 ( the “PLAN”) by and between Reinsurance Technologies Ltd., a Delaware corporation, ("RSRN") and Ludvik Holdings, Inc ("LUDVIK"), a Delaware corporation, (the "Surviving Corporation", and together with LUDVIK, the "Constituent Corporations").

WHEREAS, the Boards of Directors and a majority of the shareholders of RSRN and LUDVIK have agreed to merge with and into LUDVIK pursuant to the terms and conditions of this Agreement and in accordance with Delaware law;

WHEREAS, the Constituent Corporations have agreed to merge pursuant to and in accordance with this Agreement with the surviving corporation to be LUDVIK.

WHEREAS, the PLAN contemplates certain conditions subsequent to the merger which are integral to this agreement, the merger is contingent on the fulfillment of the conditions subsequent as described herein. If these subsequent conditions are not met in every respect, Ludvik agrees to unwind the merger in a manner that will put each party and entity to the merger back into the each same economic and legal condition each party and entity enjoyed prior to the merger at Ludvik’s sole cost and expense.

NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

THE MERGER

Section 1.1. The Merger PLAN. RSRN shall merge with and into LUDVIK (the "Merger"). LUDVIK shall be the surviving corporation in the Merger, and at the Effective Time (as defined below), the separate existence of RSRN shall cease. The corporate existence of LUDVIK, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger, and as the surviving corporation as attached hereto as Annex A. LUDVIK shall succeed to all rights and assets of RSRN and provide for and carry out—as described herein—the transfer of the RSRN assets and assumption of RSRN liabilities to ReTech Solutions, Inc. ("ReTech"), a new corporation to be formed by LUDVIK prior to the Merger.

Following the signing of this agreement, LUDVIK shall have a contingency period of 87 days to (1) negotiate with RSRN creditors subject to the completion of the PLAN and (2) to evaluate the economic and technical feasibility of RSRN’s existing software planned to provide services to the insurance and reinsurance industry. The contingency period expires when (a) Ludvik causes capital in the minimum amount of $2.5 million to be placed in escrow with Akerman Senterfit as one of the conditions subsequent to the merger, or (b) June 30th, 2012, unless that date is extended in writing by the parties.

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The merger is contingent in every respect upon the fulfillment of the specified conditions subsequent to the merger:

The entire sequence of events, beginning with the merger, is contingent on the capital contribution of $2.5 million being placed in escrow and thereafter made available to ReTech as part of the goal of the parties to complete and sell ReTech’s first two (2) software products and to purchase all the furniture, equipment, and supplies currently owned by RSRN for $25,000; When the escrow funding is complete, the merger ensues and Ludvik shall succeed to all rights and assets of RSRN. After the merger—but before the conditions subsequent—Ludvik agrees to take no corporate actions whatsoever that change its absolute obligation to perform each of the conditions subsequent to the merger.

THE CONDITIONS SUBSEQUENT

i. Ludvik shall provide for the transfer of the RSRN assets and assumption of RSRN liabilities to ReTech;

ii. Ludvik shall provide for the issuance of (a) shares of ReTech as provided in Sections 1.5, 1.11, 1.12 and 1.13 and (b) the payments and notes set out in ARTICLE II;

iii. Ludvik shall spin out ReTech with the $2.5 million in unimpaired capital in accordance with Section 6058(b) and Section 414(r) of the Internal Revenue Code.

Section 1.2. The Effective Time. The Merger shall become effective (the "Effective Time") upon the filing of a certificate of merger executed by LUDVIK and RSRN with the Secretary of State of the State of Delaware in accordance with Delaware law in the form attached as Annex B.

Section 1.3. Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of LUDVIK shall, as of the Effective Time, be the Certificate of Incorporation of the Surviving Corporation until duly amended.

Section 1.4. Formation of ReTech Inc. Prior to the Effective Time LUDVIK shall form ReTech in the State of Delaware.

Section 1.5. Shares of ReTech. All shareholders of RSRN, other than Resurgence Partners, LLC, constituting approximately 8.75% of the current RSRN shareholders, shall receive one share of ReTech for each share of RSRN held by such shareholders.

Section 1.6. By-Laws. The By-Laws of LUDVIK shall, as of the Effective Time, be the By-Laws of the Surviving Corporation until duly amended.

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Section 1.7 Surviving Corporation Officers and Directors. At the Effective Time, the directors and officers of the Surviving Corporation shall be as follows:

Name	Position(s)

Frank Kristan	Chairman of the Board of Directors, President and Chief Executive Officer, Secretary and Treasurer

Section 1.8 ReTech Officers and Directors. The officers and directors of ReTech shall be as follows:

Name	Position(s)

Peter M. Buccieri	Chairman of the Board of Directors, Chief Executive Officer, Acting President and Treasurer

Ernest Stern	Secretary

The terms and classes of the RSRN directors shall be determined by the Board of Directors of the Surviving Corporation and the terms and classes of ReTech shall be determined by the Board of Directors of ReTech.

Section 1.9. Required Approvals. This Agreement shall have been adopted and approved by the stockholders of LUDVIK and RSRN in accordance with Delaware law.

Section 1.10. Corporate Name. The name of the Surviving Corporation shall be Ludvik Holdings, Inc.

Section 1.11. LUDVIK Ownership in ReTech. LUDVIK, for providing the services and capital defined herein, shall receive 10% of issued and outstanding shares of ReTech common stock.

Section 1.12. Ownership of Common Stock of ReTech. Resurgence Partners, LLC, the initial owner of 91.25% of the issued and outstanding shares of RSRN, has distributed the RSRN Shares to Gary A Rubel (“GAR”), Richard A Sulsberger (“RAS”) and Joel H Bernstein (“JHB”). GAR, RAS, and JHB holders shall receive 15% of the issued and outstanding shares of Retech common stock, to be allocated pro rata to the percentage of the shares currently owned by each of the holders.

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ARTICLE II

EXCHANGE AND REDEMPTION OF SHARES

Section 2.1. Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of any capital stock thereof, the following shall occur:

(a) Outstanding Common Stock of RSRN. All issued and outstanding shares of common stock of RSRN shall remain outstanding shares of LUDVIK common stock on a one-for-one basis.

(b) Outstanding Series A Preferred Stock of RSRN. The 500,000 shares issued and outstanding of the RSRN Series A Preferred Stock shall be redeemed by the issuance of $500,000 in the form of cash in the amount of $95,000 and a LUDVIK 7 % Convertible Redeemable Secured Note due October 31, 2013 in the principal amount of $405,000 (the "Series A Note") in the form attached hereto as Annex C. The Series A Note shall be convertible into LUDVIK Common Stock at a 20% discount to the closing price. The Series A Note, payable to Resurgence Partners, LLC, is to be secured by 4,050,000 shares of LUDVIK’s common stock and LUDVIK'S corporate guaranty of full recourse to the assets of LUDVIK. If the note holder elects not convert his note to stock, LUDVIK must meet its note obligation (a) in full in cash, or (b) by buying back the 4,050,000 shares of its common stock pledged to note holder as additional security for $.10 per share.

(c) Outstanding Series B Preferred Stock of RSRN. The 500,000 shares issued and outstanding of the RSRN Series B Preferred Stock shall be redeemed by the issuance of $50,000 in the form of a LUDVIK 7 % Convertible Redeemable Secured Note due December 31, 2013 (the "Series B Note") as attached hereto as Annex D or payment of $0.10c per share in cash at the option of the company. The Series B Note shall be convertible into LUDVIK Common Stock at a 20% discount to the closing price, with a floor of $0.10 and secured by the issuance of 500,000 shares of LUDVIK common stock.

(d) Continuance of Common Stock of LUDVIK. Each share of LUDVIK common stock that is issued and outstanding immediately prior to the Effective Time shall continue to be issued and outstanding.

Section 2.2. Closing of Transfer Books. From and after the Effective Time, the stock transfer books of RSRN shall be closed and no transfer of any capital stock of RSRN shall thereafter be made. LUDVIK, as the surviving corporation, shall be the holder of the stock transfer books and provide for the transfer of the capital and stock to ReTech Inc. Directors and its shareholders, as defined above, subsequent to the effective date of the merger.

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Section 2.3 Condition Precedent. This Agreement shall not be effective until the receipt of the $2,500,000 capital contribution by Retech Solutions from LUDVIK under section 1.13.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1. Representations and Warranties. Each party hereby represents and warrants to the other that such party: (i) is a corporation duly organized and in good standing in its jurisdiction of incorporation; (ii) has obtained the approval of its board of directors to effect the Merger; and (iii) has full power and authority to execute, deliver and perform this Agreement.

ARTICLE IV

CLOSING CONDITIONS; THE CLOSING

Section 4.1. Closing Conditions. (a) The consummation of the Merger and the other transactions provided herein is conditioned upon the satisfaction of the following conditions: (i) The capital contribution for $2,500,000 shall have been made to ReTech; (ii) each party shall have obtained the approval of the agreement and plan of merger by a majority of its shareholders; (iii) the Effective Date under the Plan shall have occurred and (iv) in the event that the closing has not been completed, on or before June 30, 2012, or extended by written agreement of both parties, this agreement shall terminate and be null and void.The parties shall use their commercially reasonable efforts to satisfy the foregoing conditions.

ARTICLE V

TERMINATION OR ABANDONMENT OF MERGER

Section 5.1. Termination. This Agreement may be terminated or the Merger abandoned at any time prior to the Effective Time by the Board of Directors of LUDVIK, if the Board of Directors of LUDVIK shall determine for any reason that the consummation of the transactions contemplated hereby would be inadvisable or not in the best interests of LUDVIK or its shareholders.

ARTICLE VI

AMENDMENTS

Section 6.1. Amendments. At any time prior to the Effective Time, the parties hereto may by written agreement amend, modify or supplement any provision of this Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of LUDVIK, it would adversely affect the rights and interests of LUDVIK's shareholders in any material respect.

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ARTICLE VII

ACCOMPLISHMENT OF MERGER

Section 7.1. Further Assurances. The parties hereto each agree to execute such documents and instruments and to take whatever action may be necessary or desirable to consummate the Merger.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1. Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of Delaware applicable to contracts to be fully performed in such State, without giving effect to choice of law principles.

Section 8.2. Headings. The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

Section 8.3. Binding Effect; Successors and Assigns. This Agreement may not be assigned by either party without the written consent of the other party; this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

Section 8.4. Counterparts. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

Section 8.5. Extensions of Time. At any time prior to the Effective Time, the parties hereto may, by written agreement, extend time for the performance of any of the obligations or other acts of the parties hereto.

Section 8.6. Merger Agreement. A copy of this Agreement is on file at the principal place of business of LUDVIK and will be furnished by the Surviving Corporation, on request and without cost, to any stockholder or shareholder of either Constituent Corporation.

Section 8.7. Reimbursement of Expenses. Any expenses that LUDVIK requires RSRN to incur to further the Agreement, shall be paid by LUDVIK, irrespective of whether the transaction closes. LUDVIK shall not be reimbursed by RSRN for the expenses incurred by LUDVIK. RSRN shall not pay or reimburse any of the expenses related to this Agreement and Plan of Merger. LUDVIK shall be responsible to pay its own expenses related to this Agreement and Plan of Merger.

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IN WITNESS WHEREOF, Reinsurance Technologies, Ltd. and Ludvik Holdings, Inc. have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day first above written.

LUDVIK HOLDINGS, INC.

By:

Name: Frank Kristan

Title: President

REINSURANCE TECHNOLOGIES, LTD.

By:_/s/ Peter Buccieri________________________

Name: Peter Buccieri

Title: President and CEO

RETECH SOLUTIONS, INC.

By:_/s/ Joel H. Bernstein_____________________

Name: Joel H. Bernstein

Title: President

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CERTIFICATION OF SECRETARY

The undersigned, as Secretary of LUDVIK HOLDINGS, Inc., hereby certifies that a majority of the outstanding stock of LUDVIK HOLDINGS, Inc. was voted in favor of the aforesaid Merger pursuant to and in accordance with the terms of the above Agreement and Plan of Merger.

_____________________

Secretary

CERTIFICATION OF SECRETARY

The undersigned, as Secretary of REINSURANCE TECHNOLOGY LTD, hereby certifies that a majority of the outstanding stock of REINSURANCE TECHNOLOGY LTD was voted in favor of the aforesaid Merger pursuant to and in accordance with the terms of the above Agreement and Plan of Merger.

_____________________

Secretary

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 CERTIFICATE OF RESOLUTION

The members of the Board of Directors of Ludvik Holdings, Inc. (the “Company”), a Delaware Corporation, do hereby certify that the following resolution is a true and correct copy of a resolution duly adopted pursuant to a Meeting of the Board of Directors of the Company held on March 31, 2012.

WHEREAS, the Company has entered into an Agreement and Plan of Merger (“Agreement”) dated March 31, 2012 with Reinsurance Technology Ltd;

WHEREAS, the Company has received the written consent from Ludvik Nominees Pty Ltd, a shareholder of record of the Company representing a 77.7% ownership interest in the Company to enter into the Agreement.

RESOLVED, that the Agreement, is hereby approved subject to the terms and conditions as outlined;

FURTHER RESOLVED, that Frank Kristan, as President of the company, is authorized to take any and all actions that may be necessary to carry out the foregoing resolutions.

WITNESS my hand and seal of the Company this 31st day of March, 2012.

The following being the Sole Director of the Corporation, does hereby agree to this Resolution:

	Frank Kristan	3/31/12

Signature	Frank Kristan	Dated

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 CERTIFICATE OF SHAREHOLDER RESOLUTION

The majority of shareholders of Ludvik Holdings, Inc (the “Company”), a Delaware Corporation, do hereby certify that the following resolution is a true and correct copy of a resolution duly adopted on March 31, 2012.

WHEREAS, Frank Kristan is 100% owner of Ludvik Nominees Pty Ltd;

WHEREAS, Ludvik Nominees Pty Ltd is a shareholder of record of the Company representing 77.7% of the outstanding common shares (“Shareholder”);

WHEREAS the Board of Directors proposed to enter into an Agreement and Plan of Merger with Reinsurance Technologies Ltd;

RESOLVED, the Shareholder, holding a majority of the issued and outstanding shares hereby approves the Agreement and Plan of Merger and therefore it is;

FURTHER RESOLVED, that Frank Kristan is authorized to take any and all actions that may be necessary to carry out the foregoing resolutions.

WITNESS my hand and seal of the Company this 31st day of March, 2012.

The following being the majority of the shareholders, do hereby agree to this Resolution:

	President	3/31/12

Signature	Ludvik Nominees Pty Ltd	Dated

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CERTIFICATE OF RESOLUTION

The members of the Board of Directors of Reinsurance technology Ltd. (the “Company”), a Delaware Corporation, do hereby certify that the following resolution is a true and correct copy of a resolution duly adopted pursuant to a Meeting of the Board of Directors of the Company held on March , 2012.

WHEREAS, the Company has entered into an Agreement and Plan of Merger with Ludvik Holdings, Inc (“Agreement”) dated March 31, 2012;

WHEREAS, the Company has received the written consent from Resurgence Partners LLC, the owner of 100% interest in the Series A preferred stock of the Company to enter into the Agreement and the written consent from the shareholders of record representing a 91.25% ownership interest in the common stock to enter into this Agreement.

RESOLVED, that the Agreement is hereby approved subject to the terms and conditions as outlined;

FURTHER RESOLVED, that ___________________________, is authorized to take any and all actions that may be necessary to carry out the foregoing resolutions.

WITNESS my hand and seal of the Company this __ day of March, 2012.

The following being the Directors of the Corporation, does hereby agree to this Resolution:

Signature	Name:	Dated

Signature	Name	Dated

Signature	Name	Dated

Signature	Name	Dated

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CERTIFICATE OF MEMBERS RESOLUTION

The majority of the members of Resurgence Partners LLC, a Delaware Corporation, do hereby certify that the following resolution is a true and correct copy of a resolution duly adopted on March__ , 2012.

WHEREAS, Resurgence Partners LLC is a shareholder of record of 100% of the outstanding Series A preferred shares of Reinsurance Technologies Ltd., a Delaware corporation, ("RSRN") (“RSRN Preferred Shareholder”);

WHEREAS, Gary A Rubel, Richard A Sulsberger and Joel H Bernstein are the owners of 91.25% of the issued and outstanding common shares of RSRN (“RSRN Common Shareholders”);

WHEREAS the RSRN Board of Directors proposed to enter into an Agreement and Plan of Merger with Ludvik Holdings, Inc.;

RESOLVED, the RSRN Preferred Shareholder and RSRN Common Shareholders, holding a majority of the issued and outstanding common shares and Series A preferred shares hereby approves the Agreement and Plan of Merger with Ludvilk Holdings, Inc. and therefore it is;

FURTHER RESOLVED, that ________________________________ is authorized to take any and all actions that may be necessary to carry out the foregoing resolutions.

WITNESS my hand and seal of the Company this ___ day of March, 2012.

The following being the majority of the members, do hereby agree to this Resolution:

Signature	Name:	Dated

Signature	Name	Dated

Signature	Name	Dated

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Annex A

LUDVIK HOLDINGS, INC

FINANCIAL STATEMENTS

PERIOD ENDED SEPTEMBER 30, 2011

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FINANCIAL INFORMATION

The Financial Statements of the Company filed with this report were prepared by management and commence on the following page, together with related Notes. In the opinion of management, the statements fairly present the financial condition of the Company.

Ludvik Holdings, Inc

As of September 30, 2011

ASSETS

ASSETS
Cash and Cash Equivalents	$8,351
Investments at Fair Value
Control Investments at cost	11,884,077
Non Control Investments at market	6,746,666

TOTAL ASSETS	$18,639,094

LIABILITIES and STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$18,818
TOTAL LIABILITIES	$18,818
STOCKHOLDERS' EQUITY
Common stock, $0.0001 par value; 500,000,000 shares Authorized and 455,324,175 shares issued; Preferred stock, $0.0001 par value; 100,000,000 shares Authorized and -0- shares issued
Opening Balance Equity	$9,178,769
Additional paid in capital	$9,441,507

TOTAL STOCKHOLDERS' EQUITY	$18,620,276

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,639,094

The accompanying notes are an integral part of financial statements.

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Ludvik Holdings, Inc

Period January 1, 2011 to September 30, 2010

(Unaudited)

STATEMENT OF OPERATIONS

OPERATING INCOME

Fee Income	$780,820
Dividend Income	-
Total Income	$780,820

OPERATING EXPENSES

Administration	$54,452
Investments	390,000
Consulting	60,000
Management Fee	270,000
Legal	2,500
Total Expenses	776,952
Operating Profit (Loss)	$3,868

Tax Benefit (Expense)	$3,868

Deferred Tax Credit	$(11,454,982)

Total Tax Benefit	$(11,451,114)

The accompanying notes are an integral part of financial statements.

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 Ludvik Holdings, Inc

Notes To Financial Statements

As of September 30, 2011

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	Organization and Business Operations

Ludvik Holdings, Inc as the successor company by merger to Ludvik Capital, Inc, and Ludvik Nominees Pty Ltd ("the Company") was incorporated in the State of Delaware on March 30, 2010 to serve as a vehicle to effect the Asset Purchase and Property Transfer Agreement and Plan of Merger between Ludvik Capital, Inc, Ludvik Nominees Pty Ltd with the surviving corporation being Ludvik Holdings, Inc.

B.	Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with generally accepted accounting principles in the United States. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures in these financial statements are adequate and not misleading.

In the opinion of management, the financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Company's financial position as of September 30, 2011 and is not necessarily indicative of the results for any future period.

C.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

D.	Investments at Fair Value

Control Investments at Cost

ACRE/Real Estate	$2,521,705
Avenger Boats	$1,020,794
Family Support Payment Corporation	$676,597
Patriot Advisors Inc	$7,664,981

Total:	$11,884,077
Non Control Investments at Market

Island Residences Club, Inc 750,000 common shares @ $1.00	$750,000

Adroit Utilities, Inc Secured Convertible Note - Principal + 6%pa interest	$677,166

SS Group Note Principal $2,500,000+ 11%pa interest	$2,500,00

FASTA, Inc 4.95% interest, accrued $30,000 fee	$79,500

New World Energy Holdings, Inc 10,000,000 Common Shares @ $0.25 per share	$2,500,000

Greener Wind Solutions, Inc 1,000,000 common shares @ $0.195 per share	$240,000

Total:	$6,746,666

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The Investments consist of the cost basis for the investments in real estate, ACRE, Avenger Boats, Child Support Payment Corporation and Patriot Growth Fund, LP. The Investments at Fair Value also include the holdings of Patriot Advisors, Inc and Templar Corporation as they specifically relate to loans to Unitech Industries, Inc, holdings in Prepaid Systems Inc and investment in the Patriot Growth Fund that were acquired through the merger.

Subsequent investments were made into (i) New World Energy Holdings, Inc that has acquired property near Bakersfield, Ca with oil and gas reserves. An independent valuation of the oil and gas reserves on the property, with oil at $60 per barrel and natural gas at $4/mcf, indicate that their value is in excess of $25 million dollars and;

(ii) Greener Wind Solutions, Inc for providing services and capital. Greener Wind Solutions, Inc has an agreement with Ming Yang Wind Power USA, Inc (NYSE: MY) to be the sales representative for Ming Yang wind turbines in the United States.

E.	Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The company has $11,526,091 in tax loss carry forwards from the merger consisting of a tax loss carry forward of:

(i)	$ 8,426,091 on the Cybersentry investment,

(ii)	$ 2,000,000 on the Prepaid Systems, Inc investment,

(iii)	$ 600,000 on the Unitech Industries, Inc investment and

(iv)	$ 500,000 on the Patriot Growth Fund Partnership interest.

NOTE 2. STOCKHOLDERS' EQUITY

A.	Preferred Stock

The Company is authorized to issue 100,000,000 shares of preferred stock at $0.0001

B.	Common Stock

The Company is authorized to issue 500,000,000 shares of common stock at $0.0001 par value.

C.	Warrant and Options

There are no warrants or options outstanding to issue any additional shares of common stock.

D.	Subsequent Events

Not applicable

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NOTE 3. Management's Discussion and Analysis - Plan of Operation.

The following discussion should be read in conjunction with the information contained in the financial statements of the Company and the Notes thereto appearing elsewhere herein.

Results of Operations - As of September 30, 2011

The operations of Ludvik Holdings, Inc (“LHI”) include consulting services, making investments in public and private companies. LHI provides consulting services, long-term equity and debt investment capital to fund growth, acquisitions and recapitalization of small and middle-market companies in a variety of industries primarily located in the U.S. LHI makes active or passive investments in common and preferred stock and warrants or rights to acquire equity interests; in addition to senior and subordinated loans; or convertible securities. Ludvik Holdings, Inc serves as a lead investor for transactions, as well as a co-investor in companies along with other equity sponsors.

The Company has $8,351 in cash and cash equivalents as of September 30, 2011 and investments of $18,630,743.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements. Such statements may include statements regarding seeking business opportunities, payment of operating expenses, and the like, and are subject to certain risks, uncertainties and assumptions which could cause actual results to differ materially from projections or estimates contained herein. Factors which could cause actual results to differ materially include, among others, unanticipated delays or difficulties in location of a suitable business acquisition candidate, unanticipated or unexpected costs and expenses, competition and changes in market conditions, lack of adequate management personnel and the like. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company cautions again placing undue reliance on forward-looking statements all of that speak only as of the date made.

 NOTE 4. Controls and Procedures.

The Company maintains a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this report, as well as to safeguard assets from unauthorized use or disposition. As of September 30, 2011, the Company's Chief Executive Officer and principal financial officer has evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based upon that evaluation, the Company's Chief Executive Officer and principal financial officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

PART II -- OTHER INFORMATION

Item 1. Legal Proceedings.

The company may become involved in legal proceedings in the normal course of business. The Company is unaware of any legal proceedings against it that would materially affect its operations.

Item 2. Changes in Securities.

Not applicable.

Item 3. Defaults upon Senior Securities.

Not applicable.

Item 4. Submission of Matters to a Vote of Security Holders.

Not applicable.

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Item 5. Other Information.

Not applicable.

Item 6. Exhibits and Reports

None

 SIGNATURES

The company caused this financial report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ludvik Holdings, Inc

(Company)

By:	/s/ Frank Kristan
Name:	Frank J. Kristan
Title:	President

Dated: September 30, 2011.

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 Annex B

CERTIFICATE OF MERGER

Merging

LUDVIK HOLDINGS, INC

(a Delaware corporation)

into

REINSURANCE TECHNOLOGY LTD

(a Delaware corporation)

The undersigned corporation organized and existing under and by virtue of Delaware Law does hereby certify that:

FIRST: The names and states of incorporation of the constituent corporations in the Merger (as defined below) are Reinsurance Technology Ltd ("RSRN") and Ludvik Holdings, Inc, a Delaware Corporation (“Ludvik), together the "Constituent Corporations").

SECOND: The Agreement and Plan of Merger (the "Merger Agreement") dated as of March 5, 2012 by and between RSRN and LUDVIK providing for the merger of RSRN with and into LUDVIK (the "Merger"), has been adopted, approved, certified, executed and acknowledged by RSRN and LUDVIK in accordance with the requirements of Delaware Law, respectively.

THIRD: The name of the Surviving Corporation is "Ludvik Holdings, Inc.".

FOURTH: The Certificate of Incorporation of the Surviving Corporation shall be its Certificate of Incorporation.

FIFTH: A copy of the Merger Agreement is on file at the principal place of business of LUDVIK and will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either Constituent Corporation.

SIXTH: The authorized capital stock of LUDVIK is Five Hundred Million (500,000,000) common shares of par value $0.0001.

SEVENTH: The company shall issue additional shares for investment purposes that are designated for the purpose of increasing shareholder value.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Merger to be executed by its duly authorized officer on this __ day of March, 2010.

Ludvik Holdings, Inc.

By:__________________________

Name:

Title:

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Annex C

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT

LUDVIK HOLDINGS INC.

$405,000

SEVEN PERCENT (7%) CONVERTIBLE NOTE

DATED MARCH 31, 2012

THIS NOTE (the “Note”) is a duly authorized Convertible Note of LUDVIK HOLDINGS, INC.., a DELAWARE corporation (the “Company”).

FOR VALUE RECEIVED, the Company promises to pay Resurgence Partners, LLC, the sole shareholder of the Reinsurance Technology Ltd Series A Preferred Stock (the “Holder”), the principal sum of $405,000 (the “Principal Amount”) or such lesser principal amount following the conversion or conversions of this Note in accordance with Paragraph 2 (the “Outstanding Principal Amount”) on March 31, 2013 (the “Maturity Date”), and to pay interest on the Outstanding Principal Amount (“Interest”) in a lump sum on the Maturity Date, at the rate of seven percent (7%) per Annum (the “Rate”) from the date of issuance.

Accrual of Interest shall commence on the date of this Note and continue until the Company repays or provides for repayment in full the Outstanding Principal Amount and all accrued but unpaid Interest.  Accrued and unpaid Interest shall bear Interest at the Rate until paid, compounded monthly.  The Outstanding Principal Amount of this Note is payable on the Maturity Date in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time.  The Company may prepay principal and interest on this Note at any time before the Maturity Date.

The Company will pay the Outstanding Principal Amount of this Note on the Maturity Date, free of any withholding or deduction of any kind (subject to the provision of paragraph 2 below), to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note, payable to Resurgence Partners, LLC, is secured by 4,050,000 shares of the Company’s common stock and the company’s corporate guaranty of full recourse to the assets of the Company. If the note holder elects not convert his note to stock, the Company must meet its note obligation (a) in full in cash, or (b) by buying back the 4,050,000 shares of its common stock pledged to note holder as additional security for $.10 per share.

This Note is subject to the following additional provisions:

1.           All payments on account of the Outstanding Principal Amount of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called “Taxes”).

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2.           The Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the Outstanding Principal Amount and accrued but unpaid Interest into Common Stock at a conversion price (the “Conversion Price”) for each share of Common Stock equal to at a price which is a 80% of the lowest trading price in the five days prior to the day that the Holder requests conversion, unless otherwise modified by mutual agreement between the Parties (the “Conversion Price”).  (The Common stock into which the Note is converted shall be referred to in this agreement as “Conversion Shares.”)  The Issuer will not be obligated to issue fractional Conversion Shares.  For purpose of this section, the closing bid price of the Common Stock shall be the closing bid price as reported by the Nasdaq Stock Market, or the closing bid price in the over-the-counter market or, if the Common Stock is listed on another stock market or exchange, the closing bid price on such exchange as reported in the Wall Street Journal.  The Holder may convert this Note into Common Stock by surrendering the Note to the Company, with the form of conversion notice attached to the Note as Exhibit B, executed by the Holder of the Note evidencing such Holder’s intention to convert the Note.

The Company will not issue fractional shares or scrip representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share.  The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise, of a copy of the Notice of Conversion.  Notice of Conversion may be sent by email to the Company, attn: Mr. Frank Kristan, President.  The Holder will deliver this Note, together with original executed copy of the Notice of Conversion, to the Company within three (3) business days following the Conversion Date.  At the Maturity Date, the Company will pay any unconverted Outstanding Principal Amount and accrued Interest thereon, at the option of the Company, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

3.           No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed.  This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company.  In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts.  Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pari passu with the Note in all respects

4.           If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein.  In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

5.           If one or more of the “Events of Default” as described in the Agreement shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

6.           Prepayment.  At any time that the Note remains outstanding, upon three business days’ written notice (the “Prepayment Notice”) to the Holder, the Company may pay 120% of the entire Outstanding Principal Amount of the Note plus any accrued but unpaid Interest.  If the Company gives written notice of prepayment, the Holder continues to have the right to convert principal and interest on the Note into Conversion Shares until three business days elapses from the Prepayment Notice.

7.           The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

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give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;

at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Outstanding Principal Amount of this Note into Common Stock.

8.           Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i) in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

9.           If any term in this Note is found by a court of competent jurisdiction to be unenforceable, then the entire Note shall be rescinded, the consideration proffered by the Holder for the remaining Debt acquired by the Holder not converted by the Holder in accordance with this Note shall be returned in its entirety and any Conversion Shares in the possession or control of the Investor shall be returned to the Issuer.

10.           The Note and the Agreement between the Company and the Holder (including all Exhibits thereto) constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.           This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

LUDVIK HOLDINGS, INC.

By:__________________________________

Frank Kristan, President

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Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $________________ principal amount of the Note (defined below) into Shares of Common Stock of LUDVIK HOLDINGS, INC., a DELAWARE Corporation (the “Borrower”) according to the conditions of the convertible Notes of the Borrower dated as of March 6, 2012 (the “Notes”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: ___________________________________________

Account Number: __________________________________________________

[ ]	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below:

Name:

TAX #:

Date of Conversion:
Conversion Price:
Shares to Be Delivered:
Remaining Principal Balance Due After This Conversion:
Signature
Print Name:

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 Annex D

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT

LUDVIK HOLDINGS INC.

$50,000

SEVEN PERCENT (7%) CONVERTIBLE NOTE

DATED MARCH 31, 2012

THIS NOTE (the “Note”) is a duly authorized Convertible Note of LUDVIK HOLDINGS, INC.., a DELAWARE corporation (the “Company”).

FOR VALUE RECEIVED, the Company promises to pay the attached holders of Reinsurance Technology Ltd Series B Preferred Stock (the “Holder(s)”), the principal sum of $50,000 (the “Principal Amount”) or such lesser principal amount following the conversion or conversions of this Note in accordance with Paragraph 2 (the “Outstanding Principal Amount”) on March 31, 2013 (the “Maturity Date”), and to pay interest on the Outstanding Principal Amount (“Interest”) in a lump sum on the Maturity Date, at the rate of seven percent (7%) per Annum (the “Rate”) from the date of issuance.

Accrual of Interest shall commence on the date of this Note and continue until the Company repays or provides for repayment in full the Outstanding Principal Amount and all accrued but unpaid Interest.  Accrued and unpaid Interest shall bear Interest at the Rate until paid, compounded monthly.  The Outstanding Principal Amount of this Note is payable on the Maturity Date in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time.  The Company may prepay principal and interest on this Note at any time before the Maturity Date.

The Company will pay the Outstanding Principal Amount of this Note on the Maturity Date, free of any withholding or deduction of any kind (subject to the provision of paragraph 2 below), to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

1.           All payments on account of the Outstanding Principal Amount of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called “Taxes”).

2.           The Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the Outstanding Principal Amount and accrued but unpaid Interest into Common Stock at a conversion price (the “Conversion Price”) for each share of Common Stock equal to at a price which is a 80% of the lowest trading price in the five days prior to the day that the Holder requests conversion, unless otherwise modified by mutual agreement between the Parties (the “Conversion Price”).  (The Common stock into which the Note is converted shall be referred to in this agreement as “Conversion Shares.”) If the Issuer’s Common stock is chilled for deposit at DTC and/or becomes chilled at any point while this Agreement remains outstanding, an additional 8% discount will be attributed to the Conversion Price defined hereof. The Issuer will not be obligated to issue fractional Conversion Shares.  For purpose of this section, the closing bid price of the Common Stock shall be the closing bid price as reported by the Nasdaq Stock Market, or the closing bid price in the over-the-counter market or, if the Common Stock is listed on another stock market or exchange, the closing bid price on such exchange as reported in the Wall Street Journal.  The Holder may convert this Note into Common Stock by surrendering the Note to the Company, with the form of conversion notice attached to the Note as Exhibit B, executed by the Holder of the Note evidencing such Holder’s intention to convert the Note.

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The Company will not issue fractional shares or scrip representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share.  The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise, of a copy of the Notice of Conversion.  Notice of Conversion may be sent by email to the Company, attn: Mr. Frank Kristan, President.  The Holder will deliver this Note, together with original executed copy of the Notice of Conversion, to the Company within three (3) business days following the Conversion Date.  At the Maturity Date, the Company will pay any unconverted Outstanding Principal Amount and accrued Interest thereon, at the option of the Company, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

3.           No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed.  This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company.  In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts.  Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pari passu with the Note in all respects

4.           If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein.  In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

5.           If one or more of the “Events of Default” as described in the Agreement shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

6.           Prepayment.  At any time that the Note remains outstanding, upon three business days’ written notice (the “Prepayment Notice”) to the Holder, the Company may pay 120% of the entire Outstanding Principal Amount of the Note plus any accrued but unpaid Interest.  If the Company gives written notice of prepayment, the Holder continues to have the right to convert principal and interest on the Note into Conversion Shares until three business days elapses from the Prepayment Notice.

7.           The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

26

give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;

at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Outstanding Principal Amount of this Note into Common Stock.

8.           Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i) in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

9.           If any term in this Note is found by a court of competent jurisdiction to be unenforceable, then the entire Note shall be rescinded, the consideration proffered by the Holder for the remaining Debt acquired by the Holder not converted by the Holder in accordance with this Note shall be returned in its entirety and any Conversion Shares in the possession or control of the Investor shall be returned to the Issuer.

10.           The Note and the Agreement between the Company and the Holder (including all Exhibits thereto) constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.           This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

LUDVIK HOLDINGS, INC.

By:__________________________________

Frank Kristan, President

27

Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $________________ principal amount of the Note (defined below) into Shares of Common Stock of LUDVIK HOLDINGS, INC., a DELAWARE Corporation (the “Borrower”) according to the conditions of the convertible Notes of the Borrower dated as of March 6, 2012 (the “Notes”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: ___________________________________________

Account Number: __________________________________________________

[ ]	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below:

Name:

TAX #:

Date of Conversion:
Conversion Price:
Shares to Be Delivered:
Remaining Principal Balance Due After This Conversion:
Signature
Print Name:

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REINSURANCE TECHNOLOGY LTD

SERIES B PREFERRED SHAREHOLDERS

29